Exhibit 99.1
April 5, 2011
Integration Team Responsibilities
Building on last week’s integration communication where I described the functional workgroup structure and leadership, this week I will go into some detail about the various integration teams and what their particular responsibilities and contributions are expected to be throughout the integration planning process. Please see the Integration Team chart attached to this PHSVitals for the membership of each group.
Integration Steering Committee: Stuart Campbell and I are the two members of this committee. Our primary responsibilities are to:
•	Develop strategic vision and conduct strategic planning

•	Define company culture and values

•	Establish “change management” expectations and deliverables

•	Review workgroup recommendations and decisions

•	Make final decisions regarding organizational leadership and structure
Integration Managers: Lead the overall integration effort and coordinate the progress of workgroups throughout the integration planning and implementation process to ensure deliverables and milestones are met, provide guidance to teams and facilitate inter-workgroup communications and decision-making, serve as liaisons between workgroups and the steering committee, and ensure effective “change management” practices are applied.
Project Managers: Provide structure to the integration process, work product and communications, provide analysis support to facilitate workgroup decision making, and document and report on progress, issues and decisions to the Integration Managers and Steering Committee.
Functional Workgroups: Serve as the primary engines of our integration process. These teams, whose leaders were identified in last week’s message, mirror the major organizational functions in each company. The priority for these workgroups is to focus on tasks with the greatest and quickest impact on clients, cost savings and employees.
The Workgroup Team Leads have been empowered to make decisions and will serve as role models for the combined company by demonstrating a culture of collaboration and teamwork.
Should sub-groups be required, the Functional Workgroup Team Leads will identify the appropriate mix of Subject Matter Experts (SMEs) — possibly from multiple departments — and ensure an appropriate balance of representatives from each company. Sub-group team members must have demonstrated their ability to work collaboratively and conduct objective analyses. Some individuals may serve on cross-workgroup teams.
One challenge represented by the above structure is maintaining an appropriate balance between involving enough people to ensure fair representation, while making sure the process is efficient and able to move quickly. Though not everyone can be directly involved, please be assured that we want to hear and consider many perspectives. We do not have pre-determined answers to most of the questions being discussed, and are confident that those who are involved will make the very best recommendations and decisions for the future success of the combined company.

The decisions made by the Integration Teams must be kept strictly confidential until they are announced officially. Please know that every effort will be made to keep you informed of decisions in a timely manner.
In next week’s communication, I will outline the Guiding Principles and Decision-Making Process that the functional workgroups and team leads will use to complete their work, and also the Planning and Pre-Close Timeline and Milestones. Please remember to visit the employee communications portal — www.asgr.com — to check for updated information, and to submit your integration-related questions.
(See attached Org Chart)

NewCo Integration Team Structure

Integration Steering Committee
Rich Hallworth, Stuart Campbell
Communications Team
Jon Walker, Lorie White
Mark Carroll (PM)
Integration Managers
Reed Heflin, Larry Pomeroy
Project Management Office
Dale Braden, Matt Yeager
Workgroup 1:
Finance / Treasury
Team Leads
Todd Sparlin
Jimmy Sprouse
Project Manager
Elisa Heinzel
Team Members
CMS
SME as needed
PHS
Jeff Sholey*
Workgroup 2:
Legal
Team Leads
Scott King
Allison Taylor
Project Manager
Elisa Heinzel
Team Members
CMS
Tracey Bartoli
Maya Patel
PHS
Kim Ives
Katie West
Workgroup 3:
Operations
Team Lead
Stuart Campbell
Project Manager
Matt Yeager
Team Members
CMS
JM Courtney
Kevin Bice
PHS
Rodney Holliman
Becky Pinney
Workgroup 4:
Business Development (Sales) and Marketing
Team Leads
Jon Walker
Jeff Winter
Project Manager
Dale Braden
Team Members
CMS
Frank Fletcher
Sheetal Manchandia
Pam Mays
Mike Veers
PHS
Lynette Harris
Mike Miller
Holly Rawnsley
Patrick Turner
Workgroup 5:
Human Resources
Team Leads
Bob Fleetwood
Ray Langham
Sally Powers
Project Manager
Dale Braden
Team Members
CMS
Chris Heeg
Terry Macalady
Lorie White
PHS
Julie Boos
Jessica Lee
Angie Ross
Donna Sue Snyder
Workgroup 6:
Claims, Business Intelligence and Reporting, Purchasing / Contracting
Team Leads
Therese Brumfield
Scot Ward
Project Manager
Marlene Reedy
Team Members
CMS
Ruby Benkendorf
George Kiriakos
Lisa Rossics
TBD
PHS
DeeDee Bittner
Jeff Cargile
Paula Galbreath
Daniel Jeffers
Workgroup 7:
Network Infrastructure and Help Desk
Team Leads
Kevin Heuser
Kawai Wong
Project Manager
Matt Yeager
Team Members
CMS
Steve Diver*
Jim Horn
Michael McCollum
PHS
Steve Janke
Ken Lasher
Jessie Presley*
Workgroup 8:
Application Development and Clinical Systems
Team Leads
Steve Hernandez
Brian Holman
Project Manager
Matt Yeager
Team Members
CMS
Steve Diver*
Mike Hohe
Terrie Kocisak
Jim St Clair
PHS
Jeff Johnson
Carl Keldie*
Jessie Presley*
Jeff Sholey*
Workgroup 9:
Clinical and Pharmacy
Team Leads
Jack Davidson
Carl Keldie*
Project Manager
Marlene Reedy
Team Members
CMS
Michael Champion
Renee FallHowe
PHS
Sylvia McQueen
Conni Thran
Workgroup 10:
Risk Management
Team Leads
John McCauley
Mel Mahoney
Project Manager
Elisa Heinzel
Mark Carroll
Team Members
CMS
Allison Taylor
PHS
Steve Brown
Jeff Sholey*

* Denotes that team members have been identified for more than 1 workgroup.